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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 1999

                         STAR MULTI CARE SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                  1-10751                 11-1975534
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(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)            File No.)            Identification No.)

33 Walt Whitman Road, Suite 302             Huntington Station, New York 11801
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(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code (516) 938-2016

             99 Railroad Station Plaza, Hicksville, New York 11801
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On April 23, 1999, the Company entered into a Waiver and Amendment to the Receivables Purchase and Transfer Agreement and the Loan and Security Agreement, revising the terms of its Revolving Loan with Daiwa Securities America, Inc. ("Daiwa"). Daiwa has agreed to waive three covenants that have not been met by the Company through the period ended February 28, 1999. With this waiver, the Company is in full compliance with all of the terms and conditions of the Revolving Loan with Daiwa. In exchange for this waiver, the Company has agreed to amend the lending agreements with Daiwa to provide: (i) Effective May 15, 1999, and on the fifteenth of each consecutive ten months, the available borrowing base under the Daiwa Revolving Loan shall be reduced 1%, for a total reduction from 100% to 90% of eligible receivables and (ii) the Company shall use the proceeds of any future issuance of preferred stock to pay down the balance of the Revolving Loan by no less that $200,000. The Company believes that in combination with borrowings under this Revolving Loan and its present cash reserves, the Company can sufficiently meet its cash requirements to conduct its business.

Item 7. Financial Statements and Exhibits

(c) Exhibits

    10.1 Waiver and Amendment to Receivables Purchase and Transfer Agreement and Loan and Security Agreement dated April 23, 1999 by and among Star Multi Care Services, Inc., Star Multi Care Services of Florida, Inc., Amserv Healthcare of Ohio, Inc., Amserv Healthcare of New Jersey, Inc., EFCC Acquisition Corp. and SMCS Care, LLC, and Daiwa Healthco-3 LLC.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 1999               STAR MULTI CARE SERVICES, INC.

                                     By: /s/ Stephen Sternbach
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                                         Stephen Sternbach
                                         Chairman of the Board, President and
                                         Chief Executive Officer

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                               INDEX OF EXHIBITS

10.1 Waiver and Amendment to Receivables Purchase and Transfer Agreement and Loan and Security Agreement dated April 23, 1999 by and among Star Multi Care Services, Inc., Star Multi Care Services of Florida, Inc., Amserv Healthcare of Ohio, Inc., Amserv Healthcare of New Jersey, Inc., EFCC Acquisition Corp. and SMCS Care, LLC, and Daiwa Healthco-3 LLC.

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